SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 15, 2005

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


              NEW YORK                       1-6663              11-2037182

    (State of other Jurisdiction        (Commission File       (IRS Employer
         of Incorporation)                   Number)         Identification No.)

    120 NEW SOUTH ROAD, HICKSVILLE,                         11801
               NEW YORK
(Address of Principal Executive Offices)                  (Zip Code)

        Registrant's Telephone Number, Including Area Code: 516-681-4647


                                       N/A
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

By agreement dated June 15, 2005, Universal Supply Group, Inc. ("Universal"), a wholly owned subsidiary of the Corporation, extended the termination date of an employment agreement between Universal and William Pagano, dated as of June 25, 1999, from December 31, 2005 to December 31, 2010, and limited Mr. Pagano's incentive compensation to two times his base compensation. Mr. Pagano is the President and a Director of Universal.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                   Description


  99.1 Amendment No. 2 dated as of June 15, 2005 to Employment Agreement dated as of June 25, 1999, filed herewith.

  99.2 Employment agreement dated June 25, 1999 between Universal Supply Group, Inc. and William Pagano. Incorporated herein by reference from
                              Exhibit 10(a)(iii) to the Company's Form 8-K filed on July 09, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 20, 2005

                            COLONIAL COMMERCIAL CORP.


                            By:  /S/ BERNARD KORN
                                -------------------
                            Name:  Bernard Korn

                            Title:  Chairman of the Board


INDEX TO EXHIBITS

Exhibit No.                   Description

  99.1 Amendment No. 2 dated as of June 15, 2005 to Employment Agreement dated as of June 25, 1999, filed herewith.

  99.2 Employment agreement dated June 25, 1999 between Universal Supply Group, Inc. and William Pagano. Incorporated herein by reference from
                              Exhibit 10(a)(iii) to the Company's Form 8-K filed on July 09, 1999.